------------------------------------------------------------------------------
                                        THE
                                   LATIN AMERICAN
                                     DISCOVERY
                                     FUND, INC.
------------------------------------------------------------------------------





                                THIRD QUARTER REPORT
                                 SEPTEMBER 30, 1998
                        MORGAN STANLEY ASSET MANAGEMENT INC.
                                 INVESTMENT ADVISER

THE LATIN AMERICAN DISCOVERY FUND, INC.
------------------------------------------------------------------------------
------------------------------------------------------------------------------
DIRECTORS AND OFFICERS

Barton M. Biggs
CHAIRMAN OF THE BOARD
OF DIRECTORS

Michael F. Klein
PRESIDENT AND DIRECTOR

Peter J. Chase
DIRECTOR

John W. Croghan
DIRECTOR

David B. Gill
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Valerie Y. Lewis
SECRETARY

Joanna M. Haigney
TREASURER

Belinda A. Brady
ASSISTANT TREASURER

------------------------------------------------------------------------------
------------------------------------------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
------------------------------------------------------------------------------
U.S. ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
------------------------------------------------------------------------------
CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------
LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

LETTER TO SHAREHOLDERS
---------

For the nine months ended September 30, 1998, The Latin American Discovery Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -40.02% compared with -39.65% for the Morgan Stanley Capital International ("MSCI") Emerging Markets Global Latin America Index (the "Index"). For the one year ended September 30, 1998, and for the period since commencement of operations on June 23, 1992 through September 30, 1998, the Fund's total return, based on net asset value per share, was -45.12% and 63.08%, respectively, compared with -46.09% and 20.12%, respectively, for the Index. On September 30, 1998, the closing price of the Fund's shares on the New York Stock Exchange was $5 7/8, representing a 21.6% discount to the net asset value per share.

The poor returns in emerging markets equities over the last 5 years and especially the last 12 months have been extremely disappointing to investors.
Is the emerging markets asset class fundamentally flawed and destined to further underperformance? We firmly believe it is not and that the case for investing in emerging markets over the next few years has never been stronger.

All asset classes go through investment cycles. After a long period of out-performance emerging market equities have gone through a long period of underperformance. This cycle has been more extreme than most given the nascent nature of these markets and the furious pace of capital flows. Emerging markets are riskier than developed markets, but this is a difference of degree and not of kind. The fundamental investment cycles are the same.

At the moment we believe that we are close to a bottom in this cycle. Therefore, this is not the time for long term money to be withdrawing from the asset class. History shows that investing in times of fear is usually well rewarded.

The third quarter was an extremely disappointing quarter for investors in the emerging markets. News of the Russian ruble devaluation in August sparked a worldwide equity sell-off on concerns that other emerging economies, particularly Brazil, would follow suit. The Fund's net asset value per share fell 30.10% during the third quarter versus a decline of 24.68% for the Index. Underperformance relative to the Index was largely driven by disappointing stock returns in Brazil. Because of their relatively high degree of liquidity compared to other emerging market stocks, Brazilian blue chips slid precipitously as worried investors reduced their exposure to the emerging markets. Our country allocations contributed to performance. Specifically, our underweight positions in Colombia (-37.9%) and Peru (-32.9%) and our overweight stance in Mexico (-22.6%) helped performance.

Jitters over upcoming elections and currency vulnerabilities resulted in negative returns throughout the Latin region. The "better" performing Latin markets included Argentina (-15.6%), Chile (-19.9%), and Venezuela (-22.5%). Colombia was the worst performing Latin market, plunging 37.9%. Most investors focused on Brazil (-28.6%) during the third quarter, wondering if its currency would devalue, particularly after the Russian ruble collapsed in August. Given our concerns with respect to its currency and fiscal matters, we trimmed 3% from our Brazilian exposure. With the Presidential election now over (early-October) and President Cardoso re-elected, it is critical that fiscal inadequacies are addressed, thereby reducing currency pressures.

Mexico fell 22.6% during the third quarter. Investors worried that government spending cuts, diminished U.S. growth, price competition from Asian exports, and curtailed demand in Asia, would stem Mexican corporate earnings growth. The market did recover in September, gaining 19.1% as the possibility of a bailout package for Brazil spurred Mexico's market. We added approximately 3% to our Mexican weighting during the quarter.

Argentina's market fell given concerns over Russian and Asian economies, disappointing company earnings and declining U.S. market returns. Argentina is highly susceptible to Brazil's plight. Brazil is Argentina's main trading partner and a devaluation in Brazil could trigger a wave of devaluations in Latin America that would have destabilizing consequences for Argentina and other regional equity markets. The Argentina market was boosted in September (+14.7%) on news that the international financial community would help replenish reserves, thus restoring confidence in Latin equity markets.

Chile's market was driven by depressed sentiment as declining prices for copper, the country's principal export, have negatively affected the trade deficit. On a positive note, the Chilean market turned around in September (+6.4%) building on positive news of a U.S. and G-7 plan to restore confidence in Brazil by providing foreign reserve cover. Chilean investors greeted the news favorably on hopes the aid package would supply the needed credit to bolster the Brazilian currency as well as other regional currencies, including the Chilean peso.

The emerging markets have significantly under-performed other asset classes over the last few years and particularly recently. Uncertainty in Russia and near term risks in China, Hong Kong and Brazil coupled with the currently volatile equity environment in the U.S. and Europe make us cautious for the rest of 1998. We believe, however, that flows into Latin American funds will pick up over the course of 1999 for the following reasons: 1) better macroeconomic and regulatory management, 2) increased focus on ROI and shareholder value leading to higher earnings per share, 3) return of high gross domestic product growth,
4) extreme equity under-valuation, and 5) reversal of negative sentiment and capital flows.

We cannot predict exactly when the Latin markets will bottom out. Currently we are nervous that Brazil may not be able to deliver the strong fiscal adjustment that the country needs and the market is demanding. In addition, developed markets are experiencing very high volatility which no market can escape in the short run. But the markets have priced in the bad events of the previous years and most of the potential risks.

The recent crisis in Latin America, and all emerging markets, should be viewed as growing pains and not a fundamental shift in the emerging markets concept. Most governments are becoming more democratic and have accepted the challenge to
lay the foundations for better and sounder growth.   Stocks are cheap, company
management are becoming more focused on ROI, and the capital markets will demand greater transparency, efficiency and higher returns.

Emerging markets make up 84% of the world's population, about 18% of the world's economy, and roughly 9% of the market capitalization. The opportunity set for emerging markets has not become smaller. More than 125 companies and five more countries are currently included in the MSCI Emerging Markets Index than were included five years ago.

Looking forward, stock market returns will be the product of 1) earnings growth
2) price-earnings multiple changes and 3) currency movements. Increasing focus on ROI coupled with the return of high gross domestic product growth should lead to higher earnings. Sounder institutions and policies coupled with a reversal of negative sentiment should lead to higher multiples. And, most of these currencies are now undervalued. The result should be higher returns.

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through September 30, 1998, the Fund repurchased 141,900 shares of its Common Stock at an average price per share of $5.56 and an average discount of 25.32% from the net asset value per share. The Fund will continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors. We will update you on the progress of the repurchase program in future shareholder reports.

The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

Sincerely,


/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

October 1998

The Latin American Discovery Fund, Inc.
Investment Summary as of September 30, 1998 (Unaudited)
------------------------------------------------------------------------------
------------------------------------------------------------------------------



HISTORICAL
INFORMATION
                                                                    TOTAL RETURN (%)
                                 ------------------------------------------------------------------------------------
                                        MARKET VALUE (1)          NET ASSET VALUE (2)               INDEX (3)
                                 ------------------------      -----------------------        -----------------------
                                                  AVERAGE                       AVERAGE                       AVERAGE
                                 CUMULATIVE        ANNUAL      CUMULATIVE        ANNUAL       CUMULATIVE       ANNUAL
                                 ----------       -------      ----------       -------       ----------      -------
          Fiscal Year to Date      -46.72%            --         -40.02%            --         -39.65%            --
          One Year                 -51.15         -51.15%        -45.12         -45.12%        -46.09         -46.09%
          Five Year                 -8.80+         -1.83+         16.78+          3.15+           .08           0.22
          Since Inception*          27.75+          3.98+         63.08+          8.11+         20.12           2.97

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

                                       [GRAPH]

                                                       YEAR ENDED DECEMBER 31,                        NINE MONTHS ENDED
                                                                                                        SEPTEMBER 30,
                                   1992*       1993        1994        1995        1996        1997         1998
                                  ------     -------     -------     -------      ------      ------  ----------------
Net Asset Value Per Share. . .    $15.23     $ 23.31     $ 17.16     $ 10.98      $14.77      $20.34      $  7.50
Market Value Per Share . . . .    $13.25     $ 27.13     $ 18.25     $  9.88      $12.50      $17.94      $  5.88
Premium/(Discount) . . . . . .     -13.0%       16.4%        6.4%      -10.0%      -15.4%      -11.8%       -21.6%
Income Dividends . . . . . . .       --           --     $  0.00#         --      $ 0.16          --           --
Capital Gains Distributions. .        --          --     $  5.74     $  0.45      $ 1.14      $ 0.70      $  6.67
Fund Total Return (2). . . . .      8.01%      65.36%+     -0.14%+    -27.61%      47.19%      43.06%      -40.02%
Index Total Return (3) . . . .     -2.26%      52.29%      -3.69%     -13.53%      21.96%      31.66%      -39.65%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International Emerging Markets Global Latin America Index (MSCI EMG Latin America Index) is a broad based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela, including dividends.
  *  The Fund commenced operations on June 23, 1992.
  #  Amount is less than $0.01 per share.
  + This return excludes the effect of the rights issued in connection with the Rights Offerings.

The Latin American Discovery Fund, Inc.
Portfolio Summary as of September 30, 1998 (Unaudited)
------------------------------------------------------------------------------
------------------------------------------------------------------------------
DIVERSIFICATION OF TOTAL INVESTMENTS

                                    [CHART]

Equity Securities                       (99.1%)
Short-Term Investments                   (0.9%)


--------------------------------------------------------------------------------
SECTORS

                                    [CHART]

Other                                   (14.8%)
Utilities -- Electrical & Gas           (14.0%)
Telecommunications                      (30.2%)
Banking                                  (3.7%)
Beverages & Tobacco                     (11.5%)
Broadcasting & Publishing                (4.4%)
Building Material & Components           (2.2%)
Energy Sources                           (6.8%)
Health & Personal Care                   (4.4%)
Merchandising                            (5.0%)
Metals -- Non-Ferrous                    (3.0%)

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

                                    [CHART]

Other                                    (7.5%)
Colombia                                 (0.5%)
Chile                                    (8.8%)
Argentina                               (10.5%)
Brazil                                  (33.8%)
Mexico                                  (38.9%)

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                      PERCENT OF
                                      NET ASSETS
                                      ----------
 1.  Telmex (Mexico)                      9.9%
 2.  FEMSA (Mexico)                       7.5
 3.  Cemig (Brazil)                       5.5
 4.  YPF (Argentina)                      4.5
 5.  Kimberly (Mexico)                    4.4
 6.  Televisa (Mexico)                    4.1
 7.  Telesp (Brazil)                      3.9
 8.  CRT (Brazil)                         3.2
 9.  Telecom Argentina (Argentina)        3.1
10.  CVRD (Brazil)                        3.0
                                         ----
                                         49.1%
                                         ----
                                         ----

* Excludes short-term investments.

FINANCIAL STATEMENTS
-------
STATEMENT OF NET ASSETS (UNAUDITED)
-------
SEPTEMBER 30, 1998

                                                                       VALUE
                                                      SHARES           (000)
------------------------------------------------------------------------------
COMMON STOCKS (91.7%)
(Unless otherwise noted)
------------------------------------------------------------------------------
ARGENTINA (10.5%)
BANKING
     Banco del Suquia                                        1   U.S.$     --  @
                                                                 -------------
BEVERAGES & TOBACCO
     Quilmes Industrial ADR                            122,655          1,004
                                                                 -------------
ENERGY SOURCES
     YPF ADR                                           161,795          4,207
                                                                 -------------
TELECOMMUNICATIONS
     Telecom Argentina ADR                              97,488          2,894
     Telefonica Argentina ADR                           61,072          1,798
                                                                 -------------
                                                                        4,692
                                                                 -------------
                                                                        9,903
                                                                 -------------
--------------------------------------------------------------------------------
BRAZIL (33.8%)
BANKING
     Banco Nacional (Preferred)                     95,420,000              4
     Unibanco (Preferred) GDR                           57,108            771
                                                                 -------------
                                                                          775
                                                                 -------------
ENERGY SOURCES
     Petrobras (Preferred)                           8,435,877            868
     Petrobras (Preferred) ADR                          63,469            651
(a)  Petrobras (Preferred) ADR                          69,515            709
                                                                 -------------
                                                                        2,228
                                                                 -------------
MERCHANDISING
     Globex Utilidades (Preferred)                      14,200             35
     Lojas Arapua (Preferred)                       41,337,400             11
(a)  Lojas Arapua (Preferred) ADR                       20,775              8
     Lojas Renner (Preferred)                       32,504,000            438
                                                                 -------------
                                                                          492
                                                                 -------------
METALS -- NON-FERROUS
     CVRD                                                5,000             55
     CVRD (Preferred)                                  106,249          1,568
     CVRD (Preferred) 'A'                               25,242            362
     CVRD (Preferred) ADR                               59,130            863
     CVRD Bonus                                        116,420             --
                                                                 -------------
                                                                        2,848
                                                                 -------------
METALS -- STEEL
     Gerdau (Preferred)                             98,533,422            856
     Usiminas (Preferred)                              111,200            329
                                                                 -------------
                                                                        1,185
                                                                 -------------
MULTI-INDUSTRY
     Iven (Preferred)                                1,268,500            257
                                                                 -------------
REAL ESTATE
(a)  Rossi Residencial GDR                             176,972            476
     Rossi Residencial GDS (Registered)                269,535            724
                                                                 -------------
                                                                        1,200
                                                                 -------------
TELECOMMUNICATIONS
     CRT (Preferred) 'A'                            10,001,992          3,012
     Embratel (Preferred)                           71,204,790            751
     Tele Celular Sul (Preferred)                  136,730,790            193
     Tele Centro Oeste Celular (Preferred)         116,126,790             84
     Tele Centro-Sul (Preferred)                   125,926,390          1,328
     Tele Leste Celular (Preferred)                116,126,790             45
     Tele Nordeste Celular (Preferred)              99,140,790             55
     Tele Norte Celular (Preferred)                116,126,790             31
     Tele Norte-Leste (Preferred)                   16,986,000            198
     Tele Sudeste Celular (Preferred)              116,126,790            362
     Telebras (Preferred)                          116,126,790             39
     Telebras Holders                                   30,785          2,168
     Telemig Celular (Preferred)                   140,977,790            105
     Telesp (Preferred)                             72,078,790          1,733
     Telesp (Preferred)                             13,197,000          1,915
     Telesp Celular (Preferred)                    116,126,790            784
                                                                 -------------
                                                                       12,803
                                                                 -------------
TEXTILES & APPAREL
     Coteminas                                       5,426,400            636
(a)  Coteminas ADR 144A                                  9,305             54
     Encorpar                                        8,492,000             11
                                                                 -------------
                                                                          701
                                                                 -------------
UTILITIES -- ELECTRICAL & GAS
     Cemig (Preferred)                             161,668,003          3,519
     Cemig (Preferred) ADR                              75,673          1,673
     CERJ                                        3,637,800,000          1,289
     Copel (Preferred) 'B'                         337,725,400          2,222
     Light Services de Electricidad                  5,737,000            716
                                                                 -------------
                                                                        9,419
                                                                 -------------
                                                                       31,908
                                                                 -------------
------------------------------------------------------------------------------
CHILE (8.0%)
BANKING
     Banco Edwards ADR                                   7,740             65
     Banco Santander Chile ADR                          14,900            164
     Banco Santiago ADR                                 14,300            178
                                                                 -------------
                                                                          407
                                                                 -------------
BEVERAGES & TOBACCO
     CCU ADR                                            54,925          1,009
                                                                 -------------
FOOD & HOUSEHOLD PRODUCTS
     D&S ADR                                            37,675            377
                                                                 -------------
MERCHANDISING
     Santa Isabel ADR                                   44,705            254
                                                                 -------------
MULTI-INDUSTRY
     Citicorp-Chile Financiero Fund                      3,667             72
                                                                 -------------
TELECOMMUNICATIONS
     CTC ADR                                            65,755          1,257
     Quinenco ADR                                       51,020            354
                                                                 -------------
                                                                        1,611
                                                                 -------------
------------------------------------------------------------------------------


                                          6

                                                                        VALUE
                                                        SHARES           (000)
------------------------------------------------------------------------------
CHILE (CONTINUED)
UTILITIES -- ELECTRICAL & GAS
     Chilectra ADR                                     103,090   U.S.$  1,687
     Endesa ADR                                        100,480            854
     Enersis ADR                                        51,540          1,050
     Gener ADR                                          13,680            205
                                                                 -------------
                                                                        3,796
                                                                 -------------
                                                                        7,526
                                                                 -------------
------------------------------------------------------------------------------
COLOMBIA (0.5%)
BANKING
     Bancolombia (Preferred)                             1,081              1
                                                                 -------------
BEVERAGES & TOBACCO
     Bavaria                                            87,449            327
     Valores Bavaria                                   159,679            174
                                                                 -------------
                                                                          501
                                                                 -------------
FINANCIAL SERVICES
     Corfivalle                                              2             --  @
                                                                 -------------
                                                                          502
                                                                 -------------
------------------------------------------------------------------------------
MEXICO (38.9%)
BANKING
     Banacci 'B'                                       572,455            505
     Banacci 'L'                                       645,651            627
     Bancomer 'B'                                    4,531,997            809
     Banorte 'B'                                       684,441            349
                                                                 -------------
                                                                        2,290
                                                                 -------------
BEVERAGES & TOBACCO
     FEMSA                                           2,020,390          3,943
     FEMSA ADR                                         161,715          3,174
     Grupo Modelo 'C'                                  106,975            843
     Pepsi-Gemex GDR                                    49,557            350
                                                                 -------------
                                                                        8,310
                                                                 -------------
BROADCASTING & PUBLISHING
     Televisa CPO GDR                                  199,610          3,855
     TV Azteca ADR                                      41,886            275
                                                                 -------------
                                                                        4,130
                                                                 -------------
BUILDING MATERIALS & COMPONENTS
     Cemex 'B'                                         290,995            722
     Cemex 'B' ADR                                     217,197          1,078
     Cemex CPO                                         143,257            315
                                                                 -------------
                                                                        2,115
                                                                 -------------
FOOD & HOUSEHOLD PRODUCTS
     Gruma 'B'                                          89,895            185
     Grupo Industrial Bimbo 'A'                        624,755          1,103
                                                                 -------------
                                                                        1,288
                                                                 -------------
HEALTH & PERSONAL CARE
     Kimberly 'A'                                    1,724,765          4,144
                                                                 -------------
MERCHANDISING
     Cifra 'C'                                         758,587            871
     Cifra 'V'                                       1,148,422          1,295
     Cifra 'V' ADR                                       3,970             48
     Soriana 'B'                                       731,935          1,759
                                                                 -------------
                                                                        3,973
                                                                 -------------
MULTI-INDUSTRY
     Grupo Carso 'A1'                                  393,785          1,116
                                                                 -------------
RECREATION -- OTHER CONSUMER GOODS
     Blockbuster de Mexico ADR                          40,000             --
                                                                 -------------
TELECOMMUNICATIONS
     Telmex 'L'  ADR                                   212,253          9,392
                                                                 -------------
                                                                       36,758
                                                                 -------------
------------------------------------------------------------------------------
TOTAL COMMON STOCKS
      (Cost U.S.$136,336)                                              86,597
                                                                 -------------
------------------------------------------------------------------------------
                                                          Face
                                                        Amount
                                                          (000)
------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS(0.8%)
------------------------------------------------------------------------------
CHILE(0.8%)
TIME DEPOSIT
     Citibank 2.30%, 10/08/98
      (Cost U.S.$753)                          CLP     356,500            776
                                                                 -------------
------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
 CUSTODIAN (0.0%)
     Chilean Peso                              CLP         306              1
     Colombian Peso                            COP      10,016              6
                                                                 -------------
      (Cost U.S.$7)                                                         7
                                                                 -------------
------------------------------------------------------------------------------
TOTAL INVESTMENTS(92.5%)
      (Cost U.S.$137,096)                                              87,380
                                                                 -------------
------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (7.5%)
     Other Assets                              U.S.$    15,104
     Liabilities                                        (8,003)         7,101
                                               ---------------   -------------
------------------------------------------------------------------------------
NET ASSETS (100%)
     Applicable to 12,596,625 issued and
      outstanding U.S.$0.01 par value shares
      (100,000,000 shares authorized)                            U.S.$ 94,481
                                                                 -------------
                                                                 -------------
------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                        U.S.$   7.50
                                                                 -------------
                                                                 -------------
------------------------------------------------------------------------------

    @  --   Value is less than U.S.$500.
  (a)  --   144A Security - certain conditions for public sale may exist.
  ADR  --   American Depositary Receipt
  GDR  --   Global Depositary Receipt
  GDS  --   Global Depositary Shares
------------------------------------------------------------------------------


                                          7